Exhibit 10.3


LEASE AGREEMENT BETWEEN VALLEY BANK AND FORPICUS, LLC

October 12, 2004

Location of Property: Town Green Medical, 98 Main St., Ste 204, Southington, CT 06489

Bob Messier
Valley Bank
4 Riverside Avenue
Bristol, CT 06010

Phone:  860-582-8868
Fax:    860-314-6098

&

Forpicus,LLC known as Lessor
One Center St., Suite 2A
Southington, CT 06489

Phone:  860-276-8208
Fax:    860-276-8833

Terms as follows:

     1. Twelve Month Lease beginning January 1, 2005, upon banking department approval if not by 1/1/05. Rent is $750.00/month with option to renew @ $750.00 for 12 additional months.

     2.  A security deposit of $750.00 due upon signing.

     3. Lessee to pay $3800.00 for build-out, to include carpet, paint, sheetrock, new ceiling tiles, wood trim, electrical (as required), new HVAC unit and ductwork. Any additional renovation costs to be paid by Lessor.

     4.  Lessee to pay their share of utilities.

     5.  Lessee will occupy space as shown on Exhibit A.

     6.  Subject to Banking Commission approval.

     7. Lessor has the right to relocate Lessee at Lessor's expense to a similar space with 30 days notice.


________________________________________              Date:
Mat Florian Pres. Forpicus, LLC



________________________________________              Date:
Bob Messier, Valley Bank
Loan Production Office


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